PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(For completion by non-United States residents)

LEGEND MARKETING CORP.

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

THIS AGREEMENT MADE EFFECTIVE as of the _____ day of ___________, 200__, (the "Effective Date")

BETWEEN:

LEGEND MARKETING CORP., a Nevada corporation having its offices at 750 Friar Crescent, North Vancouver, British Columbia, Canada, V7G 1M6 (the "Company").

AND:

THE PURCHASER NAMED AND SIGNING AS PURCHASER ON SCHEDULE "A" HERETO.

WHEREAS:

A. The Purchaser wishes to subscribe for the number of common shares of the Company as set out on Schedule "A" hereto (the "Shares");

B. The Company desires to accept the Purchaser's subscription for the Shares;

C. It is the intention of the parties to this Agreement that this subscription will be made pursuant to appropriate exemptions (the "Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription; and

D. This investment involves risk and the parties hereto acknowledge that the Purchaser may be restricted from selling the Shares at any time in the future.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained (the "Agreement"), the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

1. Subscription

The Purchaser hereby irrevocably subscribes for and agrees to purchase the number of Shares of the Company, as set out on Schedule "A" hereto at a price of **USD $ 0.03** per Share for the aggregate purchase price as set out on Schedule "A" hereto (the "Subscription Proceeds"). Together with this Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares in respect of which it is subscribing. The Offering of Shares by the Company to the Purchaser (the "Offering") is being conducted in reliance upon the exemption from registration requirements of the Securities Act of 1933 (the "Act") set forth in Regulation S promulgated under the Act.

2. Interpretation

In this Agreement, unless the context or subject matter otherwise requires:

"Agreement" means the agreement between the Company and the undersigned hereby constituted;

"B.C. Act" means the *Securities Act* (British Columbia);

"Ontario Act" means the *Securities Act* (Ontario);

"Quebec Act" means the *Securities Act* (Quebec);

"Purchaser" means the undersigned purchaser for Shares whose name and address are set forth on Schedule "A" hereto;

"U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the Securities Act of 1933, and for the purpose of the Agreement includes any person who is:

(i) any natural person resident in the United States;

(ii) any partnership or corporation organized or incorporated under the laws of the United States;

(iii) any estate of which any executor or administrator is a U.S. person;

(iv) any trust of which any trustee is a U.S. person;

(v) any agency or branch of a foreign entity located in the United States;

(vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(vii) any partnership or corporation if:

1. organized or incorporated under the laws of any foreign jurisdiction; and

2. formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501 (a) of the Act] who are not natural persons, estates or trusts.

In this Agreement, words importing the singular number only shall include the plural and vice versa, words importing gender shall include all genders and words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organisations, governmental bodies and other legal or business entities of any kind whatsoever.

Any reference to currency is to the currency of the United States of America unless otherwise indicated.

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a business day. For the purposes of this Agreement, "business day" means a day that is not Saturday or Sunday or a statutory holiday in Las Vegas, Nevada.

3. **Payment and Use of Subscription Proceeds**

The Subscription Proceeds must accompany this Agreement and shall be paid by certified cheque or bank draft drawn on a Canadian or U.S. chartered bank made payable to the Company and delivered to the Company or its lawyers or may be wired directly to either one of them, or in such other manner as may be specified by the Company. If the Subscription Proceeds are delivered to the Company's lawyers, the Purchaser authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company on the Effective Date.

Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the Shares have been issued to the Purchaser at which time the Subscription Proceeds will be deemed to have been paid in full consideration for the Shares.

In the event that this Agreement is not accepted by the Company within 30 days of the delivery of an executed Agreement by the Purchaser, this Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Purchaser at the address of the Purchaser set forth on Schedule "A" hereto.

Subject to applicable legislation, this Subscription is and shall be irrevocable except that the Purchaser shall have no obligations hereunder in the event this Subscription is not accepted for any reason.

4. **Direction and Required Documentation**

The Purchaser must complete, sign and return one (1) executed copy of this Agreement to the Company together with a direction to the Company with respect to registration and delivery instructions in Schedule "A" hereto.

The Purchaser shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

5. **Closing**

The closing (the "Closing") of the Offering will take place on January 31, 2005 (the "Closing Date"), or such other date as may be determined by the Company.

6. **Covenants, Representations and Warranties of Purchaser**

The Purchaser hereby covenants, represents and warrants to and with the Company (which covenants, representations and warranties are true and correct as at the date hereof and shall survive the acceptance, if any, by the Company, of this Subscription in whole or in part) that:

a) The Purchaser is not an underwriter of, or dealer in, the common shares of the Company. The Purchaser is purchasing the Shares for the Purchaser's own account (not as nominee or agent) for investment purposes and not with a view towards resale or distribution of any part thereof. The Purchaser has no present arrangement or intention to sell or distribute the Shares, or to grant participation in the Shares. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

b) The Purchaser acknowledges and agrees that the United States Securities and Exchange Commission has not reviewed the Offering and that the Shares have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons unless the Shares are registered under the Act, sold in accordance with the provisions of Regulation S of the Act or pursuant to an available exemption from registration. The Purchaser acknowledges that the Company has not undertaken, and will

have no obligation, to register any of the Shares under the 1933 Act. The certificate representing the Shares will bear the following legend and the Purchaser agrees to abide by the terms thereof:

> **The Securities represented hereby have not been registered under the Securities Act of 1933 (the "Act"), and have been issued in reliance upon an exemption from the registration requirements of the Act provided by Regulation S promulgated under the Act. Such securities may not be re-offered for sale or resold or otherwise transferred except in accordance with the provisions of Regulation S, pursuant to an effective registration under the Act, or pursuant to an available exemption from registration under the Act. Hedging transactions involving the securities may not be conducted unless in compliance with the Act.**

c) The Purchaser acknowledges that the Company is a "private issuer" as that term is defined in the B.C. Act and the Ontario Act and a "closed company" as that term is defined in the Quebec Act and as such:

- the securities of the Company cannot be transferred without the previous consent of the Company's Board of Directors expressed by resolution of the Company's Board of Directors, which consent is at the sole discretion of the Directors; and

- there are restrictions on the number of shareholders of the Company;

d) The Purchaser acknowledges that in addition to any restrictions imposed pursuant to this agreement, any transfer, resale or other subsequent disposition of the Shares may be subject to restrictions contained in securities legislation applicable to the holder of the Shares or to the proposed transferee, including, but not limited to, resale restrictions under the 1933 Act, the B.C. Act, the Ontario Act and the Quebec Act. The Company is not a reporting issuer in any province or territory of Canada and, accordingly, any hold periods applicable to holders resident in Canada may never expire. As such, the Shares may be subject to restrictions on resale for an indefinite period of time;

e) The Purchaser had the opportunity to ask and receive answers to any and all questions the Purchaser has had with respect to the Company, its business plan, management, current financial condition and the Offering. The Purchaser acknowledges that the Company will likely require additional capital to complete its business plan and there is no assurance that the Company can obtain additional capital or successfully complete its business objectives;

f) The Purchaser is an accredited investor and/or has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and the Purchaser is able to withstand the total loss of its investment. The Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time. The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing, including, but not limited to advice as to the legality of any resale of the Shares, as well as the suitability of the investment for the Purchaser;

g) Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser. Further, the Purchaser acknowledges that no person has made to the Purchaser any written or oral representations (i) that any person will resell or repurchase the Shares; (ii) that any person will refund the Subscription Proceeds for the Shares other than as provided in this Agreement; (iii) as to the future price or value of the Shares; or (iv) that the Shares will be listed and posted for trading on a stock exchange, that application has been made to list and post the

Shares for trading on a stock exchange, or that application has been made to list and post the Shares for trading on a stock exchange;

h) The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. The Purchaser agrees to hold harmless the Company from any loss or damage it or they may suffer as a result of the Purchaser's failure to correctly complete this Agreement;

i) The Purchaser will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith;

j) The Purchaser, if an individual, has attained the age of majority. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms. The entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

k) The Purchaser is not a U.S. Person as defined by Regulation S of the Act and is not acquiring the Shares, directly or indirectly, for the account or benefit of a U.S. Person.

l) The Purchaser is resident in the jurisdiction set out in Schedule "A" hereto and the sale of the Shares to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

m) The Purchaser is outside the United States when receiving and executing this Agreement;

n) The Purchaser is acquiring the Shares pursuant to an exemption from the registration and prospectus requirements of the securities legislation in all jurisdictions relevant to this Subscription. As a consequence, the Purchaser acknowledges that the Purchaser will not be entitled to use most of the civil remedies available under the applicable securities regulations and the Purchaser will not receive information that would otherwise be required to be provided to him or her pursuant to the applicable securities regulations. The Purchaser understands that the exemption from the registration and prospectus requirements of the B.C. Act, the Ontario Act, and the Quebec Act is premised on the fact that the Purchaser has a close personal relationship with one or more of the directors and/or senior officers of the Company and, on this basis, the Purchaser does not require the protection of the applicable securities regulations. In this regard, the Purchaser represents to the Company that the Purchaser is, or is a private company wholly-owned and controlled by one or more persons all of whom are **(check one or more of the following boxes)**:

- a close personal friend ☑
- a close relative ☐
- a close business associate ☐

of the following directors or senior officers of the Company:

MAURO BAESSATO

(Fill in the name of each director and senior officer which you have the above-mentioned relationship with);

o) The Purchaser understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the 1933 Act;

p) The Purchaser understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and

q) Should there be any change in any of the information which the Purchaser has provided to the Company prior to the acceptance by the Company of this subscription, the Purchaser will immediately provide such information to the Company by telephone prior to such acceptance and will confirm such information in writing.

7. Representations, Warranties and Covenants of the Company

The Company represents, warrants and covenants to the Purchaser, that as of the date of this Agreement:

a) The Company is a valid and subsisting corporation incorporated under the *General Corporation Law* of the State of Nevada and that the execution, delivery and performance of this Agreement and the consummation of the issuance of the Shares and the transaction contemplated by this Agreement are within the Company's corporate powers, has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;

b) There is no action, suit or proceeding before any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties, which might result in any material adverse change in the condition (financials or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially or adversely affect the properties or assets thereof;

c) The representations and warranties of the Company contained in this Agreement shall be true at the time of closing as though they were made at the time of Closing and they shall survive the completion of the transactions contemplated under this Agreement and remain in full force and effect thereafter for the benefit of the Purchaser for a period of one year.

8. Governing Law

This Agreement is to be governed and interpreted according to the laws of the Province of British Columbia. The Purchaser, in its personal or corporate capacity, irrevocably attorns to the jurisdiction of the State of Nevada and the United States of America.

9. Appointment of Attorney

The Purchaser hereby irrevocably appoints MAURO BAESSATO, the President of the Company, as attorney in fact (the "Attorney") for the Purchaser and authorizes the Attorney as such to make and sign on behalf of the Purchaser and to deliver any and all resolutions or special resolutions of shareholders of the Company which may be deemed necessary by the directors of the Company to provide for change in the Company's constating documents to enable the Company to offer its shares to the public.

10. Subscription Not Assignable

Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser. Moreover, the Company shall refuse to register any transfer of the common stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration.

11. Execution

The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement in accordance with the terms hereof.

12. Severability

The invalidity or non-enforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

13. Entire Agreement

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Purchaser or by anyone else.

14. Costs

The Purchaser acknowledges and agrees that all costs and expenses incurred by the Purchaser (including any fees and disbursements of any special counsel retained by the Purchaser) relating to the purchase of the Shares shall be borne by the Purchaser.

15. Survival

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Purchaser pursuant hereto.

16. Notice

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Company shall be directed to the Company shall be directed to it at 750 Friar Crescent, North Vancouver, British Columbia, Canada, V7G 1M6, Attention: The President. Notices to the Purchaser shall be directed to the address of such Purchaser as is set forth in Schedule "A" hereto.

17. Counterparts

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

18. **Minor Omissions**

The Purchaser hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Purchaser and delivered to the Company with respect to this subscription.

IN WITNESS WHEREOF the parties have duly executed this Subscription as of the Effective Date.

PURCHASER:

____
(Name of Purchaser – type or print)

____
(Signature and, if applicable, Office)

LEGEND MARKETING CORP.:

Per: ________________________________
(Authorized Signatory)

Position: ________________________________

ACCEPTANCE OF SUBSCRIPTION

IN WITNESS WHEREOF, the attached Private Placement Subscriptions for Shares is hereby accepted by **LEGEND MARKETING CORP.**

DATED at ______________________________________, the _____ day of ___________________, 2005.

LEGEND MARKETING CORP.

Per:

____
Authorized Signatory

SCHEDULE "A"
TO PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO BE COMPLETED BY THE PURCHASER:

A. Subscription Amount.

Subscription: ______________________ Shares

Subscription Price per Share: USD $ 0.03 ______________________

Subscription Proceeds: USD $ ______________________

B. Name and Address. The name and address (to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rules) of the Purchaser is as follows:

Name: ______________________

Address: ______________________

____

____

C. Registration Instructions. The name and address of the person in whose name the Purchaser's securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph B above, then insert "See B Above"):

Name: ______________________

Address: ______________________

____

____

D. Delivery Instructions. The name and address of the person to whom the certificate(s) representing the Purchaser's securities referred to in paragraph B or C above are to be delivered is as follows (if the name and address is the same as was inserted in paragraph B or C above, then insert "see B above" or "see C above", as the case may be):

Name: ______________________

Address: ______________________

____

____

E. **Further Acknowledgements.** The purchaser further acknowledges and agrees that:

a) Purchasing, holding and disposing of the Shares may have tax consequences under the laws of both the Purchaser's country, the United States; the Purchaser is solely responsible for determining the tax consequences applicable to their particular circumstances and the Purchaser should consult their tax advisors concerning investing in the Shares; and

b) The Shares (and any underlying securities into which those securities are convertible) are "restricted securities" within the meaning of the Act (and applicable state securities laws) and may not be sold or transferred unless they are subsequently registered under the Act or any exemption from such registration is available and the certificates representing the securities will bear a legend to reflect these restrictions.

TO BE COMPLETED AND SIGNED BY THE PURCHASER:

SIGNED, SEALED AND DELIVERED BY:

____

(name of Purchaser as shown in paragraph B above)

____

(Signature of Purchaser)